SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         October 4, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-7598                   94-2359345
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(State or Other Jurisdiction        (Commission File            (IRS Employer
     of Incorporation)                  Number)              Identification No.)

3100 Hansen Way, Palo Alto, CA                                    94304-1030
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code         (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On October 4, 2004, Varian Medical Systems, Inc. issued a press release regarding Demand for New IGRT-Enabled Products Helps to Drive Strong Order Growth for Varian Medical Systems During Fourth Quarter of Fiscal 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

      On October 4, 2004, Varian Medical Systems, Inc. issued a press release regarding Demand for New IGRT-Enabled Products Helps to Drive Strong Order Growth for Varian Medical Systems During Fourth Quarter of Fiscal 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press Release dated October 4, 2004 regarding Demand for New IGRT-Enabled Products Helps to Drive Strong Order Growth for Varian Medical Systems During Fourth Quarter of Fiscal 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Varian Medical Systems, Inc.

                                          By:    /s/ JOSEPH B. PHAIR
                                                 -------------------------------
                                          Name:  Joseph B. Phair
                                          Title: Vice President, Administration,
                                                 General Counsel and Secretary

Dated: October 4, 2004

                                  EXHIBIT INDEX

Number                                      Exhibit
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99.1 Press Release dated October 4, 2004 regarding Demand for New IGRT-Enabled Products Helps to Drive Strong Order Growth for Varian Medical Systems During Fourth Quarter of Fiscal 2004.